FOURTH AMENDED AND RESTATED OPERATING AGREEMENT of LAKE AREA CORN PROCESSORS, LLC EFFECTIVE DATE: OCTOBER 23, 2024 EXHIBIT 99.1

Page 2 of 38 TABLE OF CONTENTS SECTION 1 DEFINITIONS................................................................................................................................... 6 1.1 DEFINITIONS. ................................................................................................................................................ 6 SECTION 2 ORGANIZATION ........................................................................................................................... 10 2.1 FORMATION. ............................................................................................................................................... 11 2.2 NAME. ......................................................................................................................................................... 11 2.3 TERM. ......................................................................................................................................................... 11 2.4 PURPOSE; POWERS. ..................................................................................................................................... 11 2.5 NO STATE-LAW PARTNERSHIP. ................................................................................................................... 11 2.6 AGREEMENT CONTROLS. ............................................................................................................................ 11 SECTION 3 OFFICES .......................................................................................................................................... 11 3.1 PRINCIPAL OFFICE(S). ................................................................................................................................. 11 3.2 REGISTERED OFFICE AND REGISTERED AGENT. .......................................................................................... 11 3.3 FOREIGN QUALIFICATION. .......................................................................................................................... 11 SECTION 4 MEMBERS ...................................................................................................................................... 12 4.1 RECLASSIFICATION OF UNITS. ..................................................................................................................... 12 4.2 VOTING RIGHTS OF UNITS. ......................................................................................................................... 12 4.3 ADDITIONAL UNITS. ................................................................................................................................... 13 4.4 LACK OF AUTHORITY. ................................................................................................................................. 13 4.5 REPRESENTATIONS AND WARRANTIES. ...................................................................................................... 13 4.6 PREEMPTIVE RIGHTS; REDEMPTION RIGHTS. .............................................................................................. 14 4.7 INFORMATION RIGHTS OF MEMBERS. ......................................................................................................... 14 4.8 LIMITATION OF LIABILITY. ......................................................................................................................... 14 4.9 WITHDRAWAL OR DISSOCIATION OF A MEMBER......................................................................................... 14 4.10 WAIVER OF DISSENTERS OR APPRAISAL RIGHTS. ....................................................................................... 14 SECTION 5 MEMBER MEETINGS .................................................................................................................. 14 5.1 ANNUAL MEETING. ..................................................................................................................................... 14 5.2 REGULAR MEETINGS. ................................................................................................................................. 14 5.3 SPECIAL MEETINGS. .................................................................................................................................... 15 5.4 PLACE OF MEETING. ................................................................................................................................... 15 5.5 TELEPHONIC MEETING. ............................................................................................................................... 15 5.6 NOTICE OF MEETING. .................................................................................................................................. 15 5.7 QUORUM. .................................................................................................................................................... 15 5.8 REQUIREMENTS FOR MEMBER APPROVAL. ................................................................................................. 15 5.9 PROXIES. ..................................................................................................................................................... 16 5.10 VOTING BY CERTAIN MEMBERS. ................................................................................................................ 16 5.11 PRESUMPTION OF ASSENT. .......................................................................................................................... 16 5.12 MEMBER LIST. ............................................................................................................................................ 16 5.13 INFORMAL ACTION OF MEMBERS. .............................................................................................................. 16 5.14 RECORD DATE. ........................................................................................................................................... 16 5.15 WAIVER OF NOTICE. ................................................................................................................................... 17 5.16 ACTIVITIES WITH THE COMPANY. ............................................................................................................... 17 SECTION 6 MANAGEMENT ............................................................................................................................. 17

Page 3 of 38 6.1 MANAGEMENT. ........................................................................................................................................... 17 6.2 NUMBER, ELECTION, TENURE, AND QUALIFICATIONS. ............................................................................... 18 6.3 REMOVAL. .................................................................................................................................................. 18 6.4 RESIGNATIONS. ........................................................................................................................................... 19 6.5 VACANCIES. ................................................................................................................................................ 19 6.6 ACTIONS BY MANAGERS; COMMITTEES, DELEGATION OF AUTHORITY; DUTIES. ....................................... 19 6.7 MANAGERS MEETINGS. .............................................................................................................................. 19 6.8 VOTING OF MANAGERS. .............................................................................................................................. 20 6.9 ACTION WITHOUT A MEETING. ................................................................................................................... 21 6.10 APPROVAL OR RATIFICATION OF ACTS OR CONTRACTS. ............................................................................. 21 6.11 INTERESTED MANAGERS, OFFICERS AND MEMBERS. .................................................................................. 21 6.12 LIMITATIONS ON THE POWER OF THE MANAGERS. ...................................................................................... 21 6.13 DEADLOCKS. ............................................................................................................................................... 22 6.14 DUTY TO COMPANY; BUSINESS OPPORTUNITIES......................................................................................... 22 6.15 COMPENSATION, REIMBURSEMENT, AND ORGANIZATION EXPENSES. ........................................................ 22 6.16 CONTRACTS WITH MANAGERS OR THEIR AFFILIATES. ............................................................................... 22 6.17 REGISTRATION AND TRANSFER OF SECURITIES. .......................................................................................... 22 SECTION 7 OFFICERS ....................................................................................................................................... 23 7.1 OFFICERS. ................................................................................................................................................... 23 7.2 APPOINTMENT AND TERM OF OFFICE. ......................................................................................................... 23 7.3 REMOVAL. .................................................................................................................................................. 23 7.4 THE CHIEF EXECUTIVE OFFICER. ................................................................................................................ 23 7.5 THE CHIEF FINANCIAL OFFICER. ................................................................................................................. 23 7.6 THE VICE-PRESIDENTS. .............................................................................................................................. 24 7.7 THE SECRETARY. ........................................................................................................................................ 24 7.8 ASSISTANT SECRETARIES. ........................................................................................................................... 24 SECTION 8 CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS .................................................. 25 8.1 CAPITAL CONTRIBUTION. ........................................................................................................................... 25 8.2 INTEREST ON AND RETURN OF CAPITAL CONTRIBUTIONS. .......................................................................... 25 8.3 LOANS BY MEMBERS. ................................................................................................................................. 25 8.4 CAPITAL ACCOUNTS. .................................................................................................................................. 25 SECTION 9 ALLOCATIONS AND INCOME TAX ......................................................................................... 26 9.1 ALLOCATIONS OF PROFITS AND LOSSES FROM OPERATIONS. ...................................................................... 26 9.2 DISTRIBUTIONS OF NET CASH FROM OPERATIONS. ..................................................................................... 26 9.3 ALLOCATIONS OF INCOME, GAIN, LOSS, DEDUCTIONS, AND CREDITS. ....................................................... 26 9.4 ALLOCATION OF GAIN OR LOSS UPON THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY’S ASSETS. 26 9.5 REGULATORY ALLOCATIONS AND ALLOCATION LIMITATIONS. .................................................................. 26 9.6 PRORATION OF ALLOCATIONS. ................................................................................................................... 28 9.7 CONSENT TO ALLOCATION. ........................................................................................................................ 28 9.8 DISTRIBUTIONS IN KIND. ............................................................................................................................ 28 9.9 RIGHT TO DISTRIBUTIONS. .......................................................................................................................... 28 9.10 LIMITATION UPON DISTRIBUTIONS. ............................................................................................................ 28 9.11 RETURNS AND OTHER ELECTIONS. ............................................................................................................. 28 9.12 PARTNERSHIP REPRESENTATIVE. ................................................................................................................ 29

Page 4 of 38 SECTION 10 TRANSFERABILITY ................................................................................................................ 30 10.1 GENERAL. ................................................................................................................................................... 30 10.2 PROCESS FOR TRANSFERRING UNITS & CONDITIONS PRECEDENT. ............................................................. 30 10.3 REDEMPTION RIGHTS OF COMPANY. ........................................................................................................... 31 10.4 BANKRUPTCY OF A MEMBER. ..................................................................................................................... 31 10.5 TAX ELECTIONS. ......................................................................................................................................... 32 10.6 RIGHTS OF TRANSFEREES; EFFECT OF TRANSFER. ...................................................................................... 32 10.7 NO TRANSFER AFTER DISSOLUTION EVENT. ............................................................................................... 32 10.8 LEGEND. ..................................................................................................................................................... 32 SECTION 11 ADDITIONAL AND SUBSTITUTE MEMBERS .................................................................... 32 11.1 ADMISSION OF NEW MEMBERS. .................................................................................................................. 33 SECTION 12 CONFIDENTIALITY ................................................................................................................ 33 12.1 CONFIDENTIALITY. ..................................................................................................................................... 33 SECTION 13 UNIT CERTIFICATES .............................................................................................................. 34 13.1 ELECTRONIC UNIT CERTIFICATES. .............................................................................................................. 34 13.2 CERTIFICATE REGULATIONS. ...................................................................................................................... 34 13.3 LOSS OR DESTRUCTION OF CERTIFICATES. ................................................................................................. 34 13.4 MEMBER LIST. ............................................................................................................................................ 34 SECTION 14 INDEMNIFICATION ................................................................................................................ 34 14.1 INDEMNIFICATION. ...................................................................................................................................... 34 14.2 LIABILITY OF COMPANY. ............................................................................................................................ 34 14.3 PROSPECTIVE AMENDMENT OF LIABILITY AND INDEMNITY........................................................................ 35 14.4 NON-EXCLUSIVE LIABILITY AND INDEMNITY. ............................................................................................ 35 SECTION 15 DISSOLUTION AND TERMINATION ................................................................................... 35 15.1 DISSOLUTION. ............................................................................................................................................. 35 15.2 CONTINUATION. .......................................................................................................................................... 35 15.3 DISTRIBUTION OF ASSETS UPON DISSOLUTION. .......................................................................................... 35 15.4 DEFICIT CAPITAL ACCOUNT BALANCES. .................................................................................................... 36 15.5 CHARACTER OF LIQUIDATING DISTRIBUTIONS. .......................................................................................... 36 15.6 ARTICLES OF TERMINATION. ....................................................................................................................... 36 15.7 WINDING UP. .............................................................................................................................................. 36 SECTION 16 AMENDMENTS ......................................................................................................................... 36 16.1 AMENDMENTS............................................................................................................................................. 36 SECTION 17 MISCELLANEOUS PROVISIONS .......................................................................................... 36 17.1 WAIVER OF ACTION FOR PARTITION. .......................................................................................................... 37 17.2 APPLICABLE LAW/JURISDICTION. ............................................................................................................... 37 17.3 CAPTIONS. .................................................................................................................................................. 37 17.4 CONSTRUCTION. ......................................................................................................................................... 37 17.5 VALIDITY. ................................................................................................................................................... 37 17.6 BINDING EFFECT. ........................................................................................................................................ 37 17.7 COUNTERPARTS. ......................................................................................................................................... 37 17.8 FURTHER ASSURANCES. .............................................................................................................................. 37

Page 5 of 38 17.9 NOTICE TO MEMBERS OF PROVISIONS OF THIS AGREEMENT. ...................................................................... 37 17.10 VOTING OF INTERESTS. ........................................................................................................................... 37 17.11 NOTICES; ELECTRONIC TRANSMISSION. ................................................................................................. 38 17.12 EFFECT OF WAIVER OF CONSENT. .......................................................................................................... 38 17.13 CONFLICTING PROVISIONS...................................................................................................................... 38 17.14 WAIVER OF NOTICE. ............................................................................................................................... 38 17.15 ACKNOWLEDGEMENT. ............................................................................................................................ 38

Page 6 of 38 FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF LAKE AREA CORN PROCESSORS, LLC This FOURTH AMENDED AND RESTATED OPERATING AGREEMENT of Lake Area Corn Processors, LLC (the “Company”) is entered into effective October 23, 2024 (the “Effective Date”) by and among, the Company, the Members and any other Persons that may from time-to-time be admitted as a Member, Additional Member or Substitute Member of the Company in accordance with the terms of this Agreement. Capitalized Terms used but not otherwise defined herein shall have the meaning set forth in Section 1. WHEREAS, the Managers of the Company adopted the Third Amended and Restated Operating Agreement of Lake Area Corn Processors, LLC on March 15, 2007 (the “Third A&R OA”), the First Amendment to the Third A&R OA on March 15, 2007 (the “First Amendment”), the Second Amendment to the Third A&R OA on July 12, 2011 (the “Second Amendment”) and the Third Amendment to the Third A&R OA on January 9, 2018 (the “Third Amendment”, and collectively with the Third A&R OA, the First Amendment and the Second Amendment, the “Previous Operating Agreement”); WHEREAS, the Company, in contemplation of its deregistration from the Securities and Exchange Commission (the “SEC”) wishes to re-classify a portion of its Class A Units, the only membership interests of the Company as contemplated by the Previous Operating Agreement, into several new classes of units, Class B Units, Class C Units, and Class D Units, with the rights, preferences and limitations set forth within this Fourth Amended and Restated Operating Agreement (the “Fourth A&R Operating Agreement” or the “Agreement”); WHEREAS, the Previous Operating Agreement only contemplated that the Managers of the Company were required to approve any amendment to the Operating Agreement, however in contemplation of the deregistration transaction, the Managers have solicited and received the approval of at least a majority of the Members of the Company and such Members agree that this Agreement shall replace and supersede in all respects, the Previous Operating Agreement; and WHEREAS, the Company is governed by the South Dakota Uniform Limited Liability Company Act, Chapter 47-34A, as amended from time to time (the “Act”). NOW, THEREFORE, the Members and Managers agree as follows: Section 1 Definitions 1.1 Definitions. Unless otherwise provided in this Operating Agreement, the following terms have the meanings stated: (a) “Act” has the meaning given to it in the Preamble. (b) “Additional Member” means any Person or Entity who or that is admitted to the Company as an Additional Member pursuant to Section 11.1. (c) “Affiliate” of any Person shall mean any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling any such general partner. For the purposes of this definition, “control”, including “controlled by” and “under common control with”, shall mean the power, directly or

Page 7 of 38 indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise. (d) “BBA” has the meaning set forth in Section 9.12(a). (e) “BBA Procedures” has the meaning set forth in Section 9.12(c). (f) “Board of Managers” means the Managers, acting as a group with the powers set forth in the Certificate and this Agreement. (g) “Capital Account” as of any given date means the Capital Contribution to the Company by a Member as adjusted up to the date in question pursuant to Section 8. (h) “Capital Contribution” means the capital contributed by a Member to the capital of the Company in the Reorganization or through the purchase of any Units of the Company. (i) “Certificate of Organization” means the certificate of organization of the Company, publicly filed with the Secretary of the State of South Dakota on April 2, 2001 to organize the Company. (j) “Chairman” has the meaning set forth in Section 6.2(c). (k) “Change of Control” means: (i) the sale of all or substantially all of the assets of the Company, (ii) a sale resulting in more than a majority of the then currently outstanding voting Units of the Company being held by persons other than the Members; or (iii) a merger, consolidation, recapitalization or reorganization of the Company with and into an Entity where after the consummation of such transaction, the Members of the Company are unable to elect a majority of the managers (or the board of directors or its equivalent) of the resulting entity or its parent company. (l) “Class A Members” if referenced singularly, means any member who holds Class A Units and, if referenced in the plural, all Members who hold Class A Units. A Class A Member includes any such Class A Members’ representative in the event of death, incapacity or liquidation of such Class A Member. (m) “Class A Units” means the class of Units of the Company that have the rights and privileges set forth in this Agreement attributed to the Class A Units. All Units which are held by a single Member which owns at least 50,000 Units on the Effective Date are Class A Units. (n) “Class B Members” if referenced singularly, means any member who holds Class B Units and, if referenced in the plural, all Members who hold Class B Units. A Class B Member includes any such Class B Members’ representative in the event of death, incapacity or liquidation of such Class B Member. (o) “Class B Units” means the class of Units of the Company that have the rights and privileges set forth in this Agreement attributed to the Class B Units. All Units which are held by a single Member which owns between 49,999 and 20,001 Units on the Effective Date are Class B Units. (p) “Class C Member” if referenced singularly, means any member who holds Class C Units and, if referenced in the plural, all Members who hold Class C Units. A Class C Member includes any such Class C Members’ representative in the event of death, incapacity or liquidation of such Class C Member. (q) “Class C Units” means the class of Units of the Company that have the rights and privileges set forth in this Agreement attributed to the Class C Units. All Units which are held by a single Member which owns exactly 20,000 Units on the Effective Date are Class C Units.

Page 8 of 38 (r) “Class D Members” if referenced singularly, means any member who holds Class D Units and, if referenced in the plural, all Members who hold Class D Units. Class D Members include any such Class D Members’ representative in the event of death, incapacity or liquidation of such Class D Member. (s) “Class D Units” means the class of Units of the Company that have the rights and privileges set forth in this Agreement attributed to the Class D Units. All Units which are held by a single Member which owns less than 20,000 Units on the Effective Date are Class D Units. (t) “Code” means the Internal Revenue Code of 1986 or corresponding provisions of subsequent superseding federal revenue laws. (u) “Company” means Lake Area Corn Processors, LLC, a South Dakota limited liability company. (v) “Company Minimum Gain” means “partnership minimum gain” as defined in Treasury Regulations Section 1.704-2(b)(2), substituting the term “Company” for the term “partnership” as the context requires. (w) “Confidential Information” has the meaning stated in Section 12.1(a). (x) “Control” including the terms “controlled by” and “under common control with” means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract, or otherwise. (y) “Dakota Ethanol” means Dakota Ethanol, LLC, a South Dakota limited liability company, a wholly owned subsidiary of the Company which owns an ethanol production facility near Wentworth, South Dakota. (z) “Discount Price” means a purchase price of 20% of the average price per Unit over the previous six (6) months from the date of redemption. (aa) “Dissolution Event” has the meaning in Section 15.1(a). (bb) “Disinterested Manager” has the meaning set forth in Section 6.8(c). (cc) “Effective Date” has the meaning set forth in the introductory paragraph to this Agreement. (dd) “Financial Quarter” means the three-month periods beginning January 1, April 1, July 1 and October 1, or such other dates as the Board of Managers shall determine in their sole discretion. (ee) “First Amendment” has the meaning set forth in the Preamble. (ff) “Fiscal Year” means the Company’s fiscal year, which is the calendar year. (gg) “Fourth A&R Operating Agreement” has the meaning given to it in the Preamble. (hh) “Interests” means an interest in the Company owned by a Member, including such Member’s right (based on the type and class of Unit held by such Member), as applicable, (a) to a distributive share of Net Cash from Operations, and other items of income, gain, loss, and deduction of the Company; (b) to a distributive share of the assets of the Company upon a Dissolution Event; (c) to vote on, consent to, or otherwise participate in any decision of the Members as provided in this Fourth A&R Agreement; and (d) to any and all other benefits to which such Member may be entitled as provided in this Agreement.

Page 9 of 38 (ii) “Joinder Agreement” means an agreement through which a Member agrees to become a party to and be bound by this Agreement, substantially in the form of Exhibit A attached hereto. (jj) “Manager” means one or more managers who is a member of the Board of Managers, elected by the Class A, Class B and Class C Members pursuant to this Agreement and the Act. References to a Manager in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural of the masculine or feminine reference. (kk) “Member(s)” means each of the Persons who own Units which are recorded on the books of the Company and have been admitted as Members, Additional Members, or Substitute Members in accordance with Section 11. (ll) “Member Nonrecourse Debt” means “partner nonrecourse debt” as defined in Treasury Regulations Section 1.704-2(b)(4), substituting the term “Company” for the term “partnership” and the term “Member” for the term “partner” as the context require. (mm) “Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3). (nn) “Member Nonrecourse Deduction” means “partner nonrecourse deduction” as defined in Treasury Regulations Section 1.704-2(i), substituting the term “Member” for the term “partner” as the context requires. (oo) “Membership List” has the meaning set forth in Section 5.12. (pp) “Net Cash from Operations” means the gross cash proceeds from the Company’s investments, operations, sales and other dispositions of assets, including but not limited to, investment assets (but not including sales and other dispositions of all or substantially all of the assets of the Company), less the portion thereof used to pay, or set aside for, the established Reserves for all the Company’s expenses, debt payments, capital improvements, replacements and contingencies, all as determined by the Board of Managers. Net Cash from Operations shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reduction of Reserves previously established, but not expended, as authorized by the Board of Managers. (qq) “Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.704- 2(b)(3). (rr) “Ownership Percentage” means with respect to any Member, the percentage of ownership of a Member determined by taking the total Units held by such Member divided by the total number of outstanding Units. Co-relative terms such as “Class A Ownership Percentage” shall mean the percentage of ownership of Class A Member, comparative to all other Class A Members, determined by dividing the total number of Class A Units held by such Class A Member divided by the total number of outstanding Class A Units. (ss) “Partnership Representative” has the meaning set forth in Section 9.12(a). (tt) “Person” includes an individual, partnership, limited partnership, limited liability company, foreign limited liability company, trust, estate, corporation, foreign corporation, cooperative, custodian, trustee, executor, administrator, nominee or entity in a representative capacity.

Page 10 of 38 (uu) “Previous Operating Agreement” has the meaning given to it in the Preamble. (vv) “Reclassification Date” means the date that the Board of Managers approves the reclassification of the Units which shall be the same date as the Effective Date. (ww) “Regulatory Allocations” has the meaning set forth in Section 9.5(h). (xx) “Reorganization” means the exchange of all of the assets and liabilities of Lake Area Corn Processors, a previous South Dakota cooperative corporation, for the outstanding Units of the Company, pursuant to the Plan of Reorganization of the Company, dated July 25, 2001, as described in the Previous Operating Agreement. (yy) “Reserves” means, with respect to any fiscal period, funds set aside or amounts allocated during such period to reserves which shall be maintained in amounts deemed sufficient by the Manager for working capital, to pay taxes, insurance, debt service, or other costs or expenses incident to the ownership or operation of the Company’s business, and to provide for future acquisitions or other investments. (zz) “Second Amendment” has the meaning set forth in the Preamble. (aaa) “Substitute Member” means any Person or Entity who or which is admitted to the Company as a Substitute Member pursuant to a Transfer of Units in accordance with Section 10 and Section 11. (bbb) “Super Majority Vote of the Board of Managers” means the affirmative vote of at least seventy-five (75%) of the total number of Managers elected to the Board of Managers. (ccc) “Taxing Authority” means any federal, state, local, or foreign taxing authority. (ddd) “Third A&R OA” has the meaning set forth in the Preamble. (eee) “Third Amendment” has the meaning set forth in the Preamble. (fff) “Transfer” means any sale, transfer, gift, assignment, testamentary disposition or any other transaction where the economic or governance rights connected to a Unit are transferred from one Person to another. However, “Transfer” shall not include the mortgage, pledge or grant of a security interest on any Units. The terms “Transferee,” “Transferred,” and other forms of the word “Transfer” shall have correlative meanings. (ggg) “Transferee” has the meaning set forth in Section 10.2(d). (hhh) “Transferor” has the meaning set forth in Section 10.2(d). (iii) “Treasury Regulations” means the Income Tax Regulations, including temporary regulations, promulgated under the Code, as amended from time to time. (jjj) “Units” means a unit representing a fractional part of Interests of the Members. There are four (4) classes of Units authorized under this Agreement: (i) the Class A Units, the Class B Units, the Class C Units and the Class D Units. Unless a specific class is referenced, references to “Units” shall mean all classes of Units, collectively. (kkk) “Unit Transfer System” means the procedures or systems adopted by the Board of Managers, governing all Transfers of Units. Section 2 Organization

Page 11 of 38 2.1 Formation. The Company was formed as a South Dakota limited liability company pursuant to the Act by the filing of the Certificate of Organization with the office of the South Dakota Secretary of State on April 2, 2001. 2.2 Name. The name of the Company is “Lake Area Corn Processors, LLC” and all Company business must be conducted in that name or such other names that comply with applicable law as the Board of Managers may select from time to time. 2.3 Term. The duration of the Company shall be perpetual, unless the Company is earlier dissolved in accordance with the provisions of this Agreement or the Act. 2.4 Purpose; Powers. The Company’s purpose is to own Dakota Ethanol, which will produce and market ethanol and ethanol co-products from its ethanol production facility located near Wentworth, South Dakota, and any other purpose allowed under South Dakota law. 2.5 No State-Law Partnership. The Members intend that the Company is not a partnership (including, without limitation, a limited partnership) or a joint venture for any purposes other than federal income and state income tax purposes and this Agreement shall not be construed to suggest otherwise. 2.6 Agreement Controls. To the maximum extent permitted by the Act, this Agreement will govern and control if any term or condition of this Agreement, or any right or obligation of any Member, Manager, Additional Member, Substitute Member, Transferee, or the Company under this Agreement, conflicts with any term, condition, right or obligation under the Act. Section 3 Offices 3.1 Principal Office(s). The principal office of the Company in the United States shall be at such place as the Board of Managers may designate from time to time, which need not be in the State of South Dakota. The Company shall maintain records at such principal office as required by the Act and shall keep the street address of such principal office at the registered office of the Company in the State of South Dakota. The Company may have such other offices as the Board of Managers may designate from time to time. The principal office of the Company as of the Effective Date of this Agreement is located at 46269 SD-34, Wentworth, SD 57075. 3.2 Registered Office and Registered Agent. The registered office of the Company required by the Act to be maintained in the State of South Dakota shall be the office of the registered agent named in the Certificate, as amended from time to time, or such other office (which need not be a place of business of the Company) as the Board of Managers may designate from time to time in the manner provided by the Act. The registered agent of the Company in the State of South Dakota shall be the initial registered agent named in the Certificate or such other Person or Persons as the Board of Managers may designate from time to time in the manner provided by law. 3.3 Foreign Qualification. Prior to the Company’s conducting business in any jurisdiction other than South Dakota, the Board of Managers shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Board of Managers, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the request of the Board of Managers, the Company’s officers (as specified in Section 7) shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming with this Agreement

Page 12 of 38 that are necessary or appropriate to qualify, continue and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business. Section 4 Members 4.1 Reclassification of Units. Effective as of the Reclassification Date, there shall be four (4) classes of Units: Class A, Class B, Class C and Class D. There shall be no fractional Units. Soley by virtue of the adoption of this Agreement, as of the Reclassification Date: (a) Class A Units. Each Unit outstanding immediately prior to the Reclassification Date, owned by a Member who is the holder of record of 50,000 or more of such Units, by virtue of this Section 4.1(a), and without any action on the part of the holder thereof, shall be classified as a Class A Unit, with the new voting rights, preferences, limitations and restrictions set forth in this Agreement. (b) Class B Units. Each Unit outstanding immediately prior to the Reclassification Date, owned by a Member who is the holder of record of between 49,999 and 20,001 Units, by virtue of this Section 4.1(b), and without any action on the part of the holder thereof, shall be reclassified as a Class B Unit, with the new voting rights, preferences, limitations and restrictions set forth in this Agreement. (c) Class C Units. Each Unit outstanding immediately prior to the Reclassification Date, regardless of class owned by a Member who is the holder of record of exactly 20,000 Units, by virtue of this Section 4.1(c), and without any action on the part of the holder thereof, shall be reclassified as a Class C Unit, with the new voting rights, preferences, limitations and restrictions set forth in this Agreement. (d) Class D Units. Each Unit outstanding immediately prior to the Reclassification Date, regardless of class owned by a Member who is the holder of record of less than 20,000 Units, by virtue of this Section 4.1(d), and without any action on the part of the holder thereof, shall be reclassified as a Class D Unit, with the new voting rights, preferences, limitations and restrictions set forth in this Agreement. 4.2 Voting Rights of Units. The Units will have limited voting rights under this Agreement. Each Member will have one (1) vote per Unit that they own. The Members will only have a right to vote on the matters stated below in the manner stated below: (a) Change of Control of the Company. A Change of Control of the Company shall only require the affirmative vote of the Members who hold a majority of the Class A Units, the Class B Units and the Class C Units, voting together as a single class. (b) Election or Removal of any Managers to the Board of Managers. The election or removal of any Managers to the Board of Managers will only require the affirmative vote of the Members who hold a majority of the Class A Units, the Class B Units and the Class C Units, voting together as a single class who are present at a duly called meeting of the Members where a quorum of the holders of at least 10% of all of the outstanding Class A Units, Class B Units and Class B Units are present as described in Section 5.7. (c) Voluntary Dissolution of the Company. The voluntary dissolution of the Company shall only require the affirmative vote of the Members who hold a majority of the Class A Units and the Class C Units, voting together as a single class. (d) Amendments to the Agreement. Any amendments to this Agreement will only require the affirmative vote of the Members who hold a majority of the Class A Units and Class B Units, voting together as a single class. However, if any such amendments would affect the Class C Members or Class C Units

Page 13 of 38 uniquely as a separate class, such amendment would require the vote of a majority of the Class A Units, the Class B Units and the Class C Units, voting as a single class. (e) Voting Rights of Class D Members. The Class D Members will not have a right to vote on any matter coming to the vote of the Members, unless required by applicable law which cannot be waived by this Agreement. 4.3 Additional Units. Additional classes of Units may be created and issued to new Members or to existing Members on such terms and conditions as the Board of Managers may determine at the time of admission and may include the creation of additional and different classes or groups of Members, represented by different classes of Units, which Units may have different rights, powers, and duties. If the Board of Managers creates additional Units, the Board of Managers must specify the terms of admission or issuance, including the amount of Capital Contributions required from the issuance of such Units. The Members of the Company will not have any right to vote on or to oppose such issuance of any additional Units. 4.4 Lack of Authority. No Member, other than a Member acting in his or her capacity as an officer of the Company, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company, except with the prior consent of the Board of Managers. 4.5 Representations and Warranties. Each Member represents and warrants to the Company and each other Member that: (a) if that Member is a corporation, it is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation in the jurisdiction of its principal place of business (if not incorporated therein); (b) if that Member is a limited liability company, it is duly organized, validly existing, and (if applicable) in good standing under the laws of the state of its organization and is duly qualified and (if applicable) in good standing as a foreign limited liability company in the jurisdiction of its principal place of business (if not organized therein); (c) if that Member is a partnership, trust, or other entity, it is duly formed, validly existing, and (if applicable) in good standing under the laws of the state of its formation, and if required by law is duly qualified to do business and (if applicable) in good standing in the jurisdiction of its principal place of business (if not formed therein), and the representations and warranties in the subsections (a), (b) or (c), as applicable, of this Section 4.5 are true and correct with respect to each partner (other than limited partners), trustee or other member thereof; (d) that the Member has full corporate, limited liability company, partnership, trust, or other applicable power and authority to execute and agree to this Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries or other Persons necessary for the due authorization, execution, delivery and performance of this Agreement by that Member have been duly taken; (e) that the Member has duly executed and delivered this Agreement; and

Page 14 of 38 (f) that the Member’s authorization, execution, delivery and performance of this Agreement does not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound. 4.6 Preemptive Rights; Redemption Rights. No Member has any preemptive rights to purchase or acquire any new Units issued by the Company, nor does any Member have any right to require the Company to redeem their Units at any time. The Company, at is option, may redeem Units of the Members in accordance with Section 10.3. 4.7 Information Rights of Members. In addition to the other rights specifically set forth in this Agreement, each Member is entitled to all information to which that Member is entitled to have access to pursuant to the Act under the circumstances and subject to the conditions therein stated. The Members agree, however, that, except as otherwise provided by law, the Board of Managers from time to time may determine, due to contractual obligations, business concerns, or other considerations, certain information regarding the business, affairs, properties and financial condition of the Company should be kept confidential and not provided to some or all other Members, and that it is not just or reasonable for those Members or their assignees or representatives to examine or copy any such confidential information. 4.8 Limitation of Liability. Except as otherwise expressly agreed in writing or required by law, no Member shall be liable for the debts, obligations or liabilities of the Company, including under a judgment, decree or order of a court. 4.9 Withdrawal or Dissociation of a Member. A Member does not have the power or right to withdraw or dissociate from the Company. If any event occurs that terminates the membership of a Member, the Company shall continue without dissolution, and the Company’s affairs shall not be required to be wound-up. No Member who dissociates or whose membership otherwise terminates in accordance with this Agreement, nor any Transferee of such Member’s Units, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Units. The other Members and the Company shall not be obligated to purchase or redeem the Units of any such terminated Member or such Member’s Transferee. 4.10 Waiver of Dissenters or Appraisal Rights. Each Member hereby waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’, appraisal, or similar rights. Section 5 Member Meetings 5.1 Annual Meeting. The annual meeting of the Members for the transaction of all business which may come before the meeting shall be held on a date determined by the Board of Managers. Failure to hold the annual meeting at the designated time shall not be grounds for dissolution of the Company. If the election of Managers shall not be held on the day designated herein for the annual meeting of the Members, or at any adjournment thereof, the Members shall cause the election to be held at a special meeting of the Members as soon as it may conveniently be held. 5.2 Regular Meetings. The Members may, by resolution, prescribe the time and place for the holding of regular meetings and may provide that the adoption of such resolution shall constitute notice of such regular meetings. If the Members do not prescribe the time and place for the holding of regular meetings, such regular meetings shall be held at the time and place specified by the Members in the notice of each such regular meeting.

Page 15 of 38 5.3 Special Meetings. Special meetings of the Members may be called at any time by: (i) the Board of Managers, or (ii) Members holding at least ten percent (10%) of the Class A Units, Class B Units and Class C Units, as separate classes, provided that such persons calling the meeting abide by Section 5.6. 5.4 Place of Meeting. The persons calling the meeting of the Members may designate any place, either within or outside of the State of South Dakota, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the Company. 5.5 Telephonic Meeting. Members may participate in any meeting of the Members by any means of remote communication if all Persons participating in such meeting can hear and speak to one another for the entire meeting. Participating in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a Member participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. 5.6 Notice of Meeting. Notice must be given for each annual and special meeting to each Member stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called. Such notice must be given not less than ten (10) or more than sixty (60) days before the date of the meeting in writing (including by email or electronic delivery), unless oral notice is reasonable under the circumstances. If mailed, the notice will be deemed to be delivered when deposited in the United States mail, addressed to the Member’s address as it appears on the records of the Company. If the meeting is called for the purpose of voting on any of the events described in Section 4.2, the notice must state so and provide a summary of such transaction. 5.7 Quorum. Generally, Members holding at least ten percent (10%) of all outstanding Class A Units, Class B Units and Class C Units, treated as a single class, represented in person or by proxy, shall constitute a quorum at any meeting of the Members. However, if the only matter to be approved on at any member meeting is the voluntary dissolution of the Company, Members holding at least fifty percent (50%) of all outstanding Class A Units and Class C Units, treated as a single class, represented in person or by proxy, shall constitute a quorum at such meeting. Further, if the only matter to be approved on at any member meeting is an amendment to this Agreement which will not uniquely affect the Class C Units, Members holding at least fifty percent (50%) of all outstanding Class A Units and Class B Units, treated as a single class, represented in person or by proxy shall constitute a quorum at such meeting. In the absence of a quorum at any such meeting, a majority of the outstanding Units so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. However, if the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjournment meeting, a notice of the adjourned meeting shall be given to each Member of record at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of Members holding that number of Units whose absence would cause loss of a quorum. For the avoidance of doubt, the Class D Members shall be entitled to be present at any meeting of the Members. 5.8 Requirements for Member Approval. For each matter brought to the Members as contemplated by Section 4.2, such matters will require the approval of the Members as stated therein. For

Page 16 of 38 any other matters which are presented to the Members by the Board of Managers for Member consent, such matter shall require the affirmative consent of the Members holding a majority of the Class A Units, Class B Units and Class C Units, voting together as a single class who are present at a duly called meeting of the Members where a quorum is present as described in Section 5.7. If applicable law requires that the Class D Units vote on any matter brought to the Members, such matter shall require the affirmative consent of the Members holding a majority of the Class A Units, the Class B Units, Class C Units and Class D Units, voting as a single class, unless as otherwise required by applicable law. 5.9 Proxies. At all meetings of the Members, a Member may vote by a proxy executed in writing by the Member or by such Member’s duly authorized attorney-in-fact. Such proxy shall be filed with the Managers of the Company before or at the time of the meeting. No proxy is valid for more than eleven (11) months from date of execution, unless otherwise provided in the proxy. 5.10 Voting by Certain Members. Units held in the name of a Person who is an entity may be voted by such officer, partner, agent, manager or proxy as the governing documents of such entity may prescribe or, in the absence of such provision, as the Board of Directors or other governing body of such entity may determine. Units held by an executor, guardian, or conservator may be voted by such Person, either in person or by proxy, without a Transfer of the Units into the name of such Person. 5.11 Presumption of Assent. A Member present at a meeting of the Members at which action on any matter is taken shall be presumed to have assented to the action taken, unless the dissent of such Member shall be entered in the minutes of the meeting or such Member shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail to the secretary of the meeting immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Member who voted in favor of such action. 5.12 Member List. For each annual meeting and each special meeting called for by a representative of the Company, the Company shall prepare a complete list of the Members entitled to vote at any meeting of Member (provided, however, if the record date for determining the Members entitled to vote is less than ten days before the date of the meeting, the list shall reflect the Members entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each Member and the number Units of the Company registered in the name of each Member no later than the tenth day before each such meeting (the “Membership List”). Such list shall be open to the examination of any Member, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Company. Except as provided by applicable law, the Membership List will be the only evidence as to who are the Members entitled to examine the Membership List, the list of Members or to vote in person or by proxy at any meeting of the Members. 5.13 Informal Action of Members. Unless otherwise provided by law, any action required to be taken at a meeting of the Members, or any other action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed (electronically or otherwise) by the Members required to have approved such action at a duly called meeting of the Members, where all of the Members are represented. 5.14 Record Date. For the purpose of determining the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any

Page 17 of 38 distribution, or in order to make a determination of Members for any other purpose, the Board of Managers may provide that the record transfer books of the Company shall be closed for a stated period. If the record books shall be closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members, such books shall be closed for a period immediately preceding such meeting. In lieu of closing the record books, the Board of Managers may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than 60 days and in the case of a meeting of Members, not less than 10 days prior to the date of which the particular action requiring such determination of Members is to be taken. If the record books are not closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date on which notice of the meeting provided, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of record books and the stated period of closing has expired. 5.15 Waiver of Notice. When any notice is required to be given to any Member, a waiver in writing signed by the person entitled to such notice, whether before, at, or after the time stated, shall be equivalent to the giving of such notice. Further, presence at such meeting shall be deemed to be a waiver of such notice, unless the Member at the beginning of the meeting or promptly upon the Member’s arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. 5.16 Activities with the Company. Any Member or Affiliate may be retained or engaged by the Company and may receive compensation for services provided to the Company with the consent of the Board of Managers. Neither the Company nor any of the Members shall have any rights to such compensation earned by such Member or Affiliate. If such compensation is earned by a Member, the Company and the Member agree to treat such compensation as “guaranteed payments” in accordance with the Code and such compensation will be based on the value of the services provided by such Member. Section 6 Management 6.1 Management. The business and affairs of the Company shall be managed by the Board of Managers. Except for situations in which the approval of the Members is expressly required by Section 4.2 or by nonwaivable provisions of the Act, the Board of Managers shall have full and complete authority, power, and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company’s business, including, but in no way limited to: (a) To manage, supervise and conduct the day-to-day affairs of the Company. (b) To direct the expenditure of the capital and profits of the Company in furtherance of the Company’s purposes. (c) To direct the investment of Company funds in any manner deemed appropriate or convenient by the Board of Managers to be in the best interests of the Company. (d) To enter into operating agreements, joint participations, joint ventures, and partnerships with others containing such terms, provisions and conditions as the Board of Managers shall approve.

Page 18 of 38 (e) To cause the Company to borrow money from banks and other lending institutions for any Company purpose and in connection therewith to mortgage, grant a security interest in or hypothecate all of the assets of the Company. (f) To sell, dispose, abandon, trade or exchange any assets of the Company (but not a sale, disposition, abandonment, trade, or exchange of all or any substantial portion of the Company’s assets), upon such terms and conditions and for such consideration as the Board of Managers deems appropriate. (g) To enter into agreements and contracts with any Member or an Affiliate of any Member and to give receipts, releases and discharges with respect to all of the foregoing and any matters incident thereto as the Board of Managers may deem advisable or appropriate; provided, however, that any such agreement or contract shall be on terms as favorable to the Company as could be obtained from any third party. (h) To make distributions in accordance with and subject to the limitations set forth in this Agreement. 6.2 Number, Election, Tenure, and Qualifications. (a) Number & Election. The number of Managers on the Board of Directors shall be set from time to time as the current Board of Managers agree. The number of Managers on the Board of Managers as of the Effective Date is set at seven (7). The Managers shall be elected at the annual meeting of the Members in accordance with Section 4.2(b). The Managers need not be residents of the state of South Dakota or a Member. (b) Tenure, Staggered Board, Groups & Qualifications. Each Manager shall be elected to office by the Members for a term of three (3) years or until their earlier resignation or removal. The Managers will be elected in three (3) groups: (a) two groups of two (2) Managers and (b) one group of three (3) Managers. Each group of Managers will serve the same three (3) year term. The Members at each annual meeting will elect Managers for only that group of Managers whose term has ended, or if a Manager in any group has resigned or has been removed, creating a vacancy in the Board of Managers (provided that the Board of Managers has not lessened the number of Mangers in accordance with Section 6.2). If a Manager’s term expires, the Manager shall continue to serve until the Manager’s successor shall have been elected and qualified. A person does not need to be a Member to be elected to the Board of Managers. (c) Chairman of the Board. The Board of Managers shall elect annually one of its members to be its chair (the “Chairman”) and shall fill any vacancy in the position of Chairman at such time and in such manner as the Board of Managers shall determine. The Chairman shall preside at all meetings of the Board of Managers and the Members. The Chairman shall perform any duties and services as assigned to him or her by the Board of Managers. 6.3 Removal. Managers may be removed for any reason with: (i) the consent of the Members in accordance with Section 4.2(b) or (ii) the Super Majority Vote of the Board of Managers (not counting for any purpose the vote of the Manager to be removed). The notice calling such meeting of the Board of Managers or the Members, as applicable, shall give notice of the intention to act upon such matter, and if the notice so provides, the vacancy caused by such removal by the Members may be filled at such meeting in accordance with Section 4.2(b) or if the vacancy caused by such removal is due to the Board of Managers, the vacancy may be filled as provided in Section 6.5.

Page 19 of 38 6.4 Resignations. Any Manager may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, then at the time of its receipt by the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. 6.5 Vacancies. Provided that the Members do not elect or are not given the opportunity to fill any vacancy in accordance with Section 6.3, any vacancy occurring in the Board of Managers (other than by reason of an increase in the number of Managers) may be filled by appointment through the Super Majority Vote of the Board of Managers (not counting for any purpose the vote of the Manager to be removed). A Manager appointed by the Board of Managers to fill a vacancy shall serve until the next annual meeting or special meeting of Members held for the purpose of electing Managers, at which time, the Class A Members, the Class B Members and the Class C Members shall elect a new Manager in accordance with Section 4.2(b) to serve for the remainder of the original unexpired term of the vacated position. Any Manager position to be filled by reason of an increase in the number of members on the Board of Managers shall be filled by election at an annual meeting or at a special meeting of Members called for that purpose in accordance with Section 4.2(b). 6.6 Actions by Managers; Committees, Delegation of Authority; Duties. (a) In managing the business and affairs of the Company and in exercising its powers, the Board of Managers shall act: (i) collectively through meetings and written consents consistent with or as may be provided or limited in other provisions of this Agreement; (ii) through committees pursuant to Section 6.6(b); and (iii) through Managers and officers to whom authority and duties have been delegated by the Board of Managers. (b) The Board of Managers may, from time to time, designate one or more committees, including but not limited to, an audit committee, a nominating committee and an executive compensation committee, each of which shall be comprised of one or more members of the Board of Managers, one or more members of the Company, and/or one or more non-members of the Board of Managers or of the Company. Any such committee, to the extent provided in such resolution shall have and may exercise such authority as is designated by the Board of Managers, subject to limitations set forth in the Act. At every meeting of such committee, unless otherwise provided by the Board of Managers, the presence of a majority of all the committee members shall constitute a quorum, and the affirmative vote of the majority of the committee members present shall be necessary for the adoption of any resolution or recommendation of any action. The Board of Managers may dissolve any committee at any time. (c) Any Person dealing with the Company, other than a Member or Manager, may rely on the authority of the Manager or any officer of the Company in taking any action in the name of the Company without inquiry into the provisions of this Agreement or compliance herewith, regardless of whether that action actually is taken in accordance with the provisions of this Agreement. 6.7 Managers Meetings. The Board of Managers shall meet from time to time as required to carry on the business and affairs of the Company. Except as provided in Section 6.9, all decisions of the Board of Managers shall be at a Board of Managers’ meeting. Meetings of the Board of Managers may be held for any purpose or purposes. A Managers’ meeting may be called by thirty percent (30%) of the Managers, per capita. For example, where the Board of Managers consists of seven (7) members, any three (3) Managers may call a meeting of the Board of Managers. Meetings of the Board of Managers may be held within or outside the state of South Dakota.

Page 20 of 38 (a) First Meeting After Election. The first meeting of the newly elected Managers shall be held without further notice within 60 days following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Board of Managers then elected and serving, such time or place shall be changed. (b) Regular Meetings. Regular meetings of the Board of Managers may be held at such time as shall be determined from time to time by resolution of the Board of Managers. (c) Special Meetings. The Secretary shall call a special meeting of the Board of Managers whenever requested to do so by the Chief Executive Officer, or by at least thirty percent (30%) of the Managers. Such special meeting shall be held at the time specified in the notice of the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice. (d) Place of Meetings. The Managers calling a meeting (or the Secretary, if applicable) shall designate the place, either within or outside the State of South Dakota, as the place of meeting for any meeting of the Managers. Meetings of the Managers may be held in person or by use of any means of remote communication by which all Managers participating in the meeting may simultaneously hear and speak with each other for the entire meeting and participation in a meeting as provided herein shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. (e) Notice of Meetings; Waiver of Notice. The Managers calling the meeting (or the Secretary, if applicable) will specify the time and location of the Managers’ meeting. Written notice stating the place, date, and time of the meeting shall be delivered to each Manager in person, by mail (regular or e-mail), or by facsimile transmission at least forty-eight (48) hours before the meeting. Whenever any notice is required to be given to a Manager under the provisions of this Agreement, a waiver thereof in writing signed by the Manager entitled to the notice, whether before, at, or after the time stated therein, shall be deemed equivalent to the giving of such notice. In addition, the attendance or participation of a Manager at any meeting of the Managers shall constitute waiver of notice of such meeting, unless the Manager at the beginning of the meeting or promptly upon the Manager’s arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. (f) Quorum. At all meetings of the Board of Managers, a majority of the members of the Board of Managers shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Managers, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. (g) Procedure. The Board of Managers shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Company. 6.8 Voting of Managers. The affirmative vote of at least a majority of the Disinterested Managers will be the act of the Board of Managers, except for those actions outlined below which shall require a Super Majority Vote of the Board of Managers: (i) A decision to distribute Net Cash from Operations other than in accordance with the requirements of Section 9.2.

Page 21 of 38 (ii) The removal of any officer or agent of the Company pursuant to Section 7.3. (iii) The change of the number of Managers on the Board of Mangers pursuant to Section 6.2. (iv) The amendment of this Agreement in accordance with Section 16. (v) The removal of a Manager pursuant to Section 6.3, unless such removal is approved by the Members in accordance with Section 4.2(b), and in such case, just the approval of the requisite Members shall be sufficient to remove such Manager. (b) Notwithstanding the provisions of Sections 6.1 and 6.8 above, the Board of Managers may not cause the Company to take any action set forth in Section 4.2 without first obtaining the required approval of the Members as described therein. (c) For the purposes of this Agreement, a disinterested Manager shall be a Manager who does not have a material financial interest in any contract or agreement to be approved by the Board of Managers (a “Disinterested Manager”). A Manager who has a material financial interest in any contract or agreement shall not vote on such contract or agreement. If a Manager is an Affiliate or immediate family member (spouse, parent, child, or sibling) of a party with respect to which the Board of Managers intends to act, such Manager shall be deemed to be interested. 6.9 Action Without a Meeting. Any action required or permitted to be taken by the Managers may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all of the Managers. However, in the case of removal of a Manager pursuant to Section 6.3, such written action need only be signed by the remaining Managers approving the removal. Further, in the case of an election to fill a vacancy due to the removal of a Manager pursuant to Section 6.5, any such written action need only be signed by the Managers required to approve such election pursuant to Section 6.5. 6.10 Approval or Ratification of Acts or Contracts. The Board of Managers, in its discretion, may submit any act or contract for approval or ratification at any annual meeting of the Members, or at any special meeting of the Members called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the Members holding a majority of the Class A Units, Class B Units and Class C Units voting as a single class, shall be as valid and as binding upon the Company and upon all the Members as if it shall have been approved or ratified by every Member of the Company. 6.11 Interested Managers, Officers and Members. No contract or transaction between the Company and one or more of its Managers, officers, or Members, or any of their Affiliates, or between the Company and any other limited liability company, corporation, partnership, association or other organization in which one or more of its Managers or Members are managers or officers or have a financial interest, shall be void or voidable solely for this reason or solely because the Person is present at or participates in the meeting of the Board of Managers or of a committee formed by the Board of Managers which authorizes the contract or transaction. However, only Disinterested Managers, as defined and described in Section 6.8(c), may vote on any such particular matter or issue. 6.12 Limitations on the Power of the Managers. Notwithstanding the general power and authority of the Managers set forth in Section 6.1, the following actions shall require the approval of the Managers and, separately, the Members in accordance with Section 4.2: (a) a Change of Control of the Company; (b) the voluntary dissolution of the Company;

Page 22 of 38 (c) amendments to this Agreement; (d) Any other acts for which the vote of the Members is expressly required under the Act, which cannot be varied, waived or altered by the provisions of an agreement of the Members. Such actions shall require a vote of the Members in accordance with Section 5.8. 6.13 Deadlocks. At any time that the management of the Company’s affairs can no longer be conducted to the advantage of the Company because of a deadlock among the Managers over an issue or issues to be resolved by the Board of Managers under this Agreement, then the resolution of such deadlock will be settled by the approval of the Members in accordance with Section 5.8. 6.14 Duty to Company; Business Opportunities. In general, the Managers shall not be required to manage the Company as their sole and exclusive function, and they may have other business interests and may engage in other activities in addition to those relating to the Company. 6.15 Compensation, Reimbursement, and Organization Expenses. (a) General and Administrative Expenses. All expenses of the Company shall be billed to and paid by the Company. The Managers may be reimbursed for the actual cost of goods and services used for or by the Company. The Managers may be reimbursed for the administrative services necessary to the prudent operation of the Company; provided, the reimbursement shall be the lower of the Manager’s actual cost or the amount the Company would be required to pay persons other than Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Manager is entitled to compensation by way of a separate fee. Notwithstanding any other provision hereof, the Company will pay and bear directly all legal, accounting and auditing expenses of the Company, taxes, if any, payable by the Company, interest costs of the Company, custodial fees, and extraordinary expenses, including litigation. (b) Compensation. The members of the Board of Managers shall receive per diem or other compensation for attending meetings and serving as a Manager as determined by the Board of Managers or any committee thereof. Managers who are Members of the Company shall receive the same membership benefits that all other Members receive. Managers may be reimbursed for reasonable expenses incurred in carrying out their duties as Managers. 6.16 Contracts With Managers or Their Affiliates. No contract or transaction between the Company or one of its Managers, or between the Company and any Person, in which one of its Managers is a director or officer, or has a financial interest, shall be void or voidable solely for this reason; or solely because such Manager is present at, or participates in, the meeting of the Managers at which the contract or transaction is authorized; or solely because such Manager’s vote is counted for such purpose, and such Manager will not be obligated to account to the Company for any profit or benefit derived by such Manager if the material facts as to such Manager’s relationship is known to the Managers, and if a majority of the Disinterested Managers authorize such contract or transaction. 6.17 Registration and Transfer of Securities. Securities and other property owned by the Company shall be registered in the Company’s name or in any nominee name, in any such case for the benefit of the Company. Any transfer agent called upon to transfer any securities to or from the name of the Company (or such other names) shall be entitled to rely on instructions or assignments signed by an

Page 23 of 38 officer of the Company, or by any agent or custodian so authorized by the Board of Managers, on its behalf, without inquiry as to the authority of the person signing such instructions or assignments or as to the validity of any transfer to or from the name of the Company. At the time of transfer, any transfer agent is entitled to assume, unless it has actual knowledge to the contrary: (a) that the Company is still in existence; (b) that this Agreement is in full force and effect and has not been amended, unless the transfer agent has received written notice to the contrary; and (c) that the person so signing is authorized to sign on behalf of the Company. Section 7 OFFICERS 7.1 Officers. The officers of the Company shall be a Chief Executive Officer, a Chief Financial Officer, one or more vice-presidents, and a Secretary, each of whom shall be appointed by the Board of Managers. Such other officers and assistant officers may be appointed by the Board of Managers as may be deemed necessary, including any vice-presidents. If specifically authorized by the Board of Managers, an officer may appoint one or more officers or assistant officers for the Company. The same individual may simultaneously hold more than one office in the Company. A Person does not need to be a member of the Board of Managers nor a Member of the Company to serve as an officer of the Company. Vacancies may be filled or new offices created and filled at any Board of Managers’ meeting. Appointment of an officer or agent shall not of itself create contract rights. 7.2 Appointment and Term of Office. The officers of the Company shall be appointed by the Board of Managers for a term as determined by the Board of Managers. If no term is specified, they shall hold office until the first meeting of the Board of Managers held after the next annual meeting of Members. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until the officer’s successor shall have been duly appointed, until the officer’s death, or until the officer shall resign or shall have been removed in the manner provided in Section 7.3. The designation of a specified term does not grant to the officer any contract rights. The Board of Managers can remove any officer at any time prior to the termination of such term, and the officer shall be employed “at will,” unless otherwise provided by a signed contract with the Company. 7.3 Removal. Any officer or agent of the Company may be removed by a vote of the Board of Managers at any time, with or without cause, unless otherwise provided by a signed contract with the Company. Appointment of an officer or agent shall not of itself create contract rights. 7.4 The Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Company. The Chief Executive Officer shall, when present, preside at all meetings of the Members and of the Board of Managers. The Chief Executive Officer may sign, with the Secretary or any other proper officer of the Company authorized by the Board of Managers, electronic certificates for Units of the Company and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Managers from time to time. 7.5 The Chief Financial Officer. The Chief Financial Officer shall be the principal financial and accounting officer of the Company. The Chief Financial Officer shall: (a) Have charge and custody of and be responsible for all funds and securities of the Company;

Page 24 of 38 (b) Receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies, or other depositaries as shall be selected by the Board of Managers; and (c) In general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to the Chief Financial Officer by the Board of Managers. If required by the Board of Managers, the Chief Financial Officer shall give a bond for the faithful discharge of the Chief Financial Officer’s duties in such sum and with such surety or sureties as the Board of Managers shall determine. 7.6 The Vice-Presidents. If appointed, in the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s death, inability or refusal to act, the Vice-President, or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If there is no Vice-President, then any member of the Board of Managers shall perform such duties of the Chief Executive Officer. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Company the issuance of which have been authorized by resolution of the Board of Managers; and shall perform such other duties as from time to time may be assigned to the Vice-President by the Chief Executive Officer or by the Board of Managers. 7.7 The Secretary. The Secretary shall: (a) Keep the minutes of the proceedings of the Members and of the Board of Managers in one or more books provided for that purpose; (b) See that all notices are duly given in accordance with the provisions of this Agreement or as required by law; (c) Be the custodian of the Company records and of any seal of the Company and if there is a seal of the Company, see that it is affixed to all documents the execution of which on behalf of the Company under its seal is duly authorized; (d) When requested or required, authenticate any records of the Company; (e) Keep a register of the mailing address of each Member which shall be furnished to the Secretary by such Member; (f) Sign with the Chief Executive Officer, or a Vice-President, certificates for Units of the Company, the issuance of which shall have been authorized by resolution of the Board of Managers; (g) Have general charge of the Unit transfer books of the Company; and (h) In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or by the Board of Managers. 7.8 Assistant Secretaries. The Assistant Secretaries, when authorized by the Board of Managers, may sign with the Chief Executive Officer or a Vice-President, electronic certificates for Units of the Company the issuance of which shall have been authorized by a resolution of the Board of Managers.

Page 25 of 38 The Assistant Secretaries, in general, shall perform such duties as shall be assigned to the Secretary, or by the Chief Executive Officer or the Board of Managers. Section 8 Capital Contributions and Capital Accounts 8.1 Capital Contribution. The initial Capital Contribution of each Member and the number of Units issued to each Member is contained within the books of the Company. A Member pledges the Units to the Company as security for, and the Company shall have a first lien upon, the Units of a Member for the amount of any Capital Contribution owing by such Member to the Company. No subsequent Capital Contributions shall be required of any Member. No Member shall be obligated to make additional Capital Contributions, other than any unpaid amounts on that Member’s initial Capital Contribution. Units shall not be subject to mandatory calls or demands for capital. 8.2 Interest on and Return of Capital Contributions. No Member shall be entitled to interest on its Capital Contribution or to a return of its Capital Contribution. 8.3 Loans by Members. Loans by Members to the Company shall not be Capital Contributions to the Company nor shall loans be credited to the Capital Account of the lending Member or entitle such lending Member to any increase in such Member’s share of the Company’s profits or of the distributions of the Company or subject such Member to any greater proportion of the losses which the Company may sustain. Loans in accordance with the foregoing sentence shall be a debt due from the Company to such lending Member and shall be, together with accrued interest thereon, reimbursed to the Member making such loan prior to any distribution to the Members in connection with the dissolution of the Company. 8.4 Capital Accounts. (a) A Capital Account shall be established and maintained for each Member pursuant to the requirements of applicable federal income tax regulations. Each Member’s Capital Account shall be increased and decreased as follows: (i) Each Member’s Capital Account shall be increased by: (i) the amount of the initial Capital Contribution made by the Member, (ii) the amount of any additional Capital Contributions made by the Member, and (iii) any income and gains allocated to the Member pursuant to Section 9. (ii) Each Member’s Capital Account shall be decreased by: (i) any deductions and losses allocated to the Member pursuant to Section 9, and (ii) the amount of any distributions by the Company to the Member as of the time of the distribution. (b) A Member who has more than one Unit shall have a single Capital Account that reflects all of its Units, regardless of the Class of Units owned by that Member and regardless of the time or manner in which those Units were acquired. Upon the Transfer of any Units, that portion of the Capital Account of the Member effecting the Transfer that is attributable to the Unit(s) subject to the Transfer shall carry over to the Transferee. (c) The manner in which Capital Accounts are to be maintained pursuant to this Section 8.4 is intended, and shall be construed so as, to comply with the requirements of Code Section 704(b) and the Treasury Regulations promulgated thereunder, or in the event there exists any inconsistency, the Code and Treasury Regulations control.

Page 26 of 38 Section 9 Allocations and Income Tax 9.1 Allocations of Profits and Losses from Operations. (a) Except as may be required by Section 704(b) and 704(c) of the Code and the applicable Treasury Regulations, all items of income, gain, loss, deduction, and credit of the Company shall be allocated among the Members, and distributions shall be made, in accordance with this Section 9. 9.2 Distributions of Net Cash from Operations. Net Cash from Operations, if any, for any fiscal year, will be distributed to the Members on not less than an annual basis in an amount sufficient to reduce the Company’s cumulative Net Cash from Operations to $200,000.00, unless otherwise determined by a Super Majority Vote of the Board of Managers and provided that any such distribution does not violate or cause the Company to default under the terms of any of the Company’s credit facilities or debt instruments or violate Section 9.10 of this Agreement. Additional distributions, if any, may be made as the Board of Managers shall determine in their sole discretion. Distributions shall be made to all Members ratably in proportion to their Ownership Percentages. 9.3 Allocations of Income, Gain, Loss, Deductions, and Credits. Except as otherwise provided in this Section 9, all items of income, gain, loss, deductions, and credits for a fiscal year shall be allocated to the Members ratably in proportion to their Ownership Percentages. 9.4 Allocation of Gain or Loss Upon the Sale of All or Substantially All of the Company’s Assets. Notwithstanding the provisions of Section 9.3: (a) Allocation of Gain. Any income or gain from the sale or exchange of all or substantially all of the Company’s assets shall be allocated, first, to those Members with capital account balances less than the amounts of their respective Capital Contributions that have not previously been distributed, that amount of income or gain, if any, necessary to increase their capital account balances to the amount of their Capital Contributions not previously distributed; and thereafter, the remaining income or gain, if any, shall be allocated to the Members, ratably in proportion to their Ownership Percentages. (b) Allocation of Loss. Any loss from the sale or exchange of all or substantially all of the Company’s assets shall be allocated first, so as to equalize the capital account balances of all Members holding the same number of Capital Units, and thereafter, the remaining losses shall be allocated to the Members, ratably in proportion to their Ownership Percentages. 9.5 Regulatory Allocations and Allocation Limitations. Notwithstanding the preceding provisions for allocating income, gains, losses, deductions and credits, the following limitations, regulatory allocations and contingent reallocations are intended to comply with applicable income tax Treasury Regulations under Section 704(b) of the Code and shall be so construed when applied. (a) Minimum Gain Chargeback. Notwithstanding any other provision of this Section 9.5, if there is a net decrease in Partnership Minimum Gain during any Company fiscal year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in accordance with Section 1.704-2(f)(1) of the Treasury Regulations in an amount equal to such Member’s share of the net decrease in Partnership Minimum Gain (determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations). This Section 9.5(a) is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

Page 27 of 38 (b) Partner Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Section 9.5, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Company fiscal year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Member’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 9.5(b) is intended to comply with the minimum gain chargeback requirements in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith. (c) Qualified Income Offset. In the event a deficit balance in a Member’s Capital Account is in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to contribute pursuant to the penultimate sentences of Section 1.704-2(g)(1)(ii) and 1.704-2(i)(5) of the Treasury Regulations, is caused or increased because a Member receives an adjustment, allocation, or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, such Member will be allocated items of Company income and gain in an amount and manner sufficient to eliminate such deficit balance or such increase in the deficit balance, as quickly as possible, to the extent required in the Treasury Regulations. This Section 9.5(c) is intended, and shall be so construed, to provide a “qualified income offset” within the meaning of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations. (d) Gross Income Allocations. In the event that a deficit balance in a Member’s capital account at the end of any fiscal year is in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company under this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations §§ 1.704-2(g)(1)(ii) and 1.704-2(i)(5), the Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 9.5(d) shall be made only if and to the extent that the Member would have a deficit balance in its capital account in excess of such sum after all other allocations provided for in this Section have been made as if Section 9.5(c) and this Section 9.5(d) were not in this Operating Agreement. (e) Nonrecourse Deductions. Nonrecourse Deductions shall be specially allocated to the Members in proportion to the allocation of losses under Section 9.3. (f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any fiscal year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations. (g) Members’ Shares of Excess Nonrecourse Debt. The Members’ shares of excess Partnership Nonrecourse Debt within the meaning of Section 1.752-3(a)(3) of the Treasury Regulations shall be

Page 28 of 38 determined in accordance with the manner in which it is reasonably expected that the deductions attributable to such Partnership Nonrecourse Debt will be allocated. (h) Curative Allocations. The allocations set forth in subsections (a), (b), (c), (d), (f) and (g) (the “Regulatory Allocations”) of this Section 9 are intended to comply with certain requirements of the Treasury Regulations under Section 704(b). Notwithstanding any other provision of this Section 9 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain or loss among the Members so that, to the extent possible, the net amount of allocations of such items of income, gain or loss and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred. For this purpose, future Regulatory Allocations under Sections 9.5(a) and 9.5(b) shall be taken into account that, although not yet made, are likely to offset other Regulatory Allocations made under Sections 9.5(f) and 9.5(g). 9.6 Proration of Allocations. All income, gains, losses, deductions and credits for a fiscal year allocable with respect to any Members whose Units may have been transferred, forfeited, reduced or changed during such year should be allocated based upon the varying interests of the Members throughout the year. The precise manner in which such allocations are made shall be determined by the Board of Managers in its sole discretion and shall be a manner of allocation, including an interim closing of the books, permitted to be used for federal income tax purposes. 9.7 Consent to Allocation. Each Member expressly consents to the methods provided herein for allocation of the Company’s income, gains, losses, deductions and credits. 9.8 Distributions in Kind. Members, regardless of the form of the Member’s Capital Contribution, may not demand or receive a distribution from this Company in any form other than cash. 9.9 Right to Distributions. A Member who is entitled to receive a distribution that has not been paid by the Company when due has the status of, and is entitled to all remedies available to, a creditor of the Company with respect to such distribution. 9.10 Limitation Upon Distributions. (a) Notwithstanding anything to the contrary in this Agreement, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company’s assets, except that the fair value of property that is subject to a liability for which recourse of creditors is limited shall be included in the Company’s assets only to the extent that the fair value of that property exceeds that liability, or otherwise in violation of the Act. (b) A Member who receives a distribution that is not permitted under this Agreement has no liability to return the distribution unless the Member knew that the distribution was prohibited under the terms of this Agreement or the Act. 9.11 Returns and Other Elections. The Managers shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns,

Page 29 of 38 or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company’s Fiscal Year. 9.12 Partnership Representative. (a) Appointment. The Members hereby appoint the Chairman as the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a) (as amended by the Bipartisan Budget Act (the “BBA”)). The Partnership Representative may resign at any time. The Partnership Representative may be removed at any time by the Board of Managers. Upon resignation, death, or removal of the Partnership Representative, the Board of Managers will select the successor Partnership Representative. (b) Tax Examinations and Audits. The Partnership Representative is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by any Taxing Authority, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. Each Member agrees that such Member will not independently act with respect to tax audits or tax litigation of the Company, unless previously authorized to do so in writing by the Partnership Representative, which authorization may be withheld by the Partnership Representative in its sole discretion. The Partnership Representative has sole discretion to determine whether the Company (either on its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any Taxing Authority. (c) BBA Elections. The Partnership Representative will have the sole authority to elect into or opt out of the partnership audit procedures enacted under Section 1101 of the BBA (the “BBA Procedures”) pursuant to Code Section 6221(b) (as amended by the BBA). For any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures, then within forty-five (45) days of any notice of final partnership adjustment, the Company will elect the alternative procedure under Code Section 6226, as amended by Section 1101 of the BBA, and furnish to the Internal Revenue Service and each Member during the year or years to which the notice of final partnership adjustment relates a statement of the Member’s share of any adjustment set forth in the notice of final partnership adjustment. (d) Tax Returns and Tax Deficiencies. Each Member agrees that such Member will not treat any Company item inconsistently on such Member’s federal, state, foreign, or other income tax return with the treatment of the item on the Company’s return. Any deficiency for taxes imposed on a Member (including penalties, additions to tax or interest imposed with respect to such taxes, and any taxes imposed pursuant to Code Section 6226 as amended by the BBA) will be paid by such Member and if required to be paid (and actually paid) by the Company, will be recoverable from such Member. Any other deficiency for taxes imposed on the Company (including penalties, additions to tax or interest imposed with respect to such taxes, and any taxes imposed pursuant to Code Section 6226 as amended by the BBA) will be reimbursed by the Members (or withheld from distributions to the Members) in accordance with the Members’ Ownership Percentages. (e) Survival of Obligations; Indemnity from Former Partners. The obligations of each Member or former Member under this Section survive the Transfer or redemption by such Member of its Units and the termination of this Agreement or dissolution of the Company. To the extent that a portion of the tax liabilities imposed under Code Section 6225, as amended by the BBA, relates to

Page 30 of 38 a former Member, the Managers may require the former Member to indemnify the Company for its allocable portion of such tax. Each Member acknowledges and agrees that, notwithstanding the Transfer or redemption of all or a portion of its Interest in the Company, he or she may remain liable for tax liabilities with respect to its allocable share of income and gain of the Company for the Company’s taxable years (or portions thereof) prior to such Transfer or redemption. (f) Income Tax Elections. Except as otherwise provided herein, the Partnership Representative has the sole discretion to make any determination regarding income tax elections it deems advisable on behalf of the Company. Section 10 Transferability 10.1 General. Members shall not directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, Transfer any Units or interest therein other than in accordance with this Section 10. Any Person becoming the owner or holder of a Unit by any means which is not in compliance with this Section 10, will not be treated as a holder of Units or a Member until the provisions of this Section 10 are complied with. 10.2 Process for Transferring Units & Conditions Precedent. To be valid, a Transfer must be: (a) A Transfer of at least 500 Units or in multiples of 500, however the Transferee and Transferor must own at least 5,000 Units after the Transfer; (b) approved by the Board of Managers, who may reject any Transfer within their sole discretion, including due to the fact that such Transfer would require the Company to register such class of Units with the SEC; (c) comply with the Company’s Units Transfer System as adopted or approved by the Board of Managers, as it may be amended from time to time. The Units Transfer System shall conform with Section 1.7704-1 et seq. of the Treasury Regulations as adopted or amended by the Internal Revenue Service from time to time, and it is the intent of this Agreement that: (i) the tax status of this Company be the same as for a partnership, (ii) this Company preserve its partnership tax status by complying with Section 1.7704- 1, et seq., and any amendments thereto, and (iii) to the extent possible, this Agreement shall be read and interpreted to prohibit the free transferability of Units; (d) The Member wishing to transfer any Units (the “Transferor”) and the Person that they wish to transfer to (the “Transferee”), shall execute and deliver to the Company such documents and instruments that the Board of Managers deem necessary or appropriate to affect such Transfer or to admit the Transferee as a Substitute Member. If required by the Board of Managers, the Transferor or Transferee shall pay or reimburse the Company for all reasonable costs and expenses (including reasonable attorney’s fees) connected with the Transfer and the Company may charge interest for any fees invoiced to such Persons and not paid within thirteen (13) days; (e) The Transferor and Transferee shall furnish the Company with the Transferee’s taxpayer identification number, sufficient information to determine the Transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file required federal and state tax returns and other information statements or returns;

Page 31 of 38 (f) Except in the case of a Transfer involuntarily by operation of law, either: (1) such Units shall be registered under the Securities Act of 1933, as amended, and any applicable state securities laws, or (2) the Transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Board of Managers, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the transfer of securities; and (g) The Transferee shall, by written instrument in form and substance reasonably satisfactory to the Board of Managers, accept and adopt this Agreement through a Joinder Agreement in the form acceptable to the Board of Managers and assume the Transferor’s obligations under this Agreement with respect to the transferred Units. The Board of Managers may waive any condition of this Section 10.2. 10.3 Redemption Rights of Company. The Company shall have the right to redeem the Units of any Member, Transferor, Transferee or any other Person who beneficially holds Units upon any of the following occurrences: (a) An attempt to Transfer any Units in a manner not in conformity with this Agreement, including, but not limited to, this Section 10. (b) The failure of a Person who becomes the beneficial holder of Units to comply with Section 10.2 and become a Member within a 12-month period following the date that the Person became a beneficial holder of the Units. (c) The failure of a Person who becomes the beneficial holder of less than 5,000 Units to acquire the minimum investment requirement of 5,000 Units within 240 days of becoming the holder of such Units. (d) Any Member becomes a Bankrupt Member, and such Bankrupt Member is not able to sell such Units within 240 days through the Units Transfer System. If the Company exercises its right to redeem a Member’s or Person’s Units pursuant this Section 10.3, the Company shall notify such Member or Person of its choice to exercise such redemption right and pay to such Member or Person the Discount Price of such Unit in any means which is approved by the Board of Managers, including by executing a promissory note with such terms as approved by the Board of Managers within their sole discretion. Upon redemption, such Person or Member shall be deemed to have relinquished any right to the Units and such Units will be noted as cancelled on the records of the Company. Nothing in this section shall be interpreted to limit or prevent the Company from seeking any legal or equitable relief that would otherwise be available to the Company. 10.4 Bankruptcy of a Member. If any Member becomes a Bankrupt Member, the Bankrupt Member shall be required to offer their Units for sale through the Unit Transfer System, and if such a sale is not completed within 240 days after the Member becomes a Bankrupt Member and the Company’s notification by such Bankrupt Member that such Member has become bankrupt, the Company shall have the option, exercisable by notice from the Company to the Bankrupt Member (or its representative) at any time after expiration of the 240 day period, to redeem and cancel the Bankrupt Member’s Units at the Discount Price or the lowest amount which may be approved by the Bankruptcy Court, whichever is lower. The payment to be made to the Bankrupt Member or its representative pursuant to this Section 10.4 will be

Page 32 of 38 in complete liquidation and satisfaction of all the rights and interest of the Bankrupt Member and its representative (and of all Persons claiming by, through, or under the Bankrupt Member and its representative) and in respect of the Company, including, without limitation, any Units, any rights in specific Company property, and any rights against the Company and (insofar as the affairs of the Company are concerned) against the Members, and constitutes a compromise to which all Members have agreed. 10.5 Tax Elections. In the event of a Transfer of all or part of the Units of any Member, the Company, in the sole discretion of the Board of Managers, may elect pursuant to Section 754 of the Code (or any successor provisions) to adjust the basis of the assets of the Company. 10.6 Rights of Transferees; Effect of Transfer. (a) A Transfer does not entitle the Transferee of such Unit to: (1) vote such Unit(s) or to otherwise participate in the Company’s management (or to become a Member or exercise any voting or management rights of a Member under this Agreement or the Act), (2) inspect the Company’s books and records or receive any information regarding the Company, or (3) any other rights of a Member under this Agreement or the Act until such Transferee becomes a Substitute Member in accordance with Section 11. Rather, a Transfer only entitles the Transferee to receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Section 8 of this Operating Agreement, and if applicable, such Units may become subject to the Company’s right of redemption as described in Section 10.3. (b) A Transfer does not release the Transferor from any debts, liabilities, or obligations of the Transferor to the Company. 10.7 No Transfer after Dissolution Event. No Member may Transfer all or part of its Units after a Dissolution Event has occurred. 10.8 Legend. The Units may be evidenced by electronic certificates, as determined by the Board of Managers. The following legend, as may be amended by the Board of Managers in their sole discretion, must be placed upon any certificates or other documents or instruments evidencing ownership of Units hereafter authorized by the Managers: THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE COMPANY’S FOURTH AMENDED AND RESTATED OPERATING AGREEMENT, AS AMENDED FROM TIME TO TIME. THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND THE UNITS REPRESENTED BY THIS DOCUMENT MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR EXEMPTION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS. Section 11 Additional And Substitute Members

Page 33 of 38 11.1 Admission of New Members. Persons acceptable to the Board of Managers may be admitted as Additional Members, by the sale of new Units, or as a Substitute Member by the Transfer of Units already outstanding, by the Board of Managers after such Persons have complied with the provisions of Section 10.2 (unless such requirements have been waived by the Board of Managers). Such Additional Members or Substitute Members, as applicable shall effectively become a Member on the first (1st) day of the Financial Quarter following the Board of Manager’s approval. No Person shall become a Member without the approval of the Board of Managers. The Board of Managers may refuse to admit any Person as a Member in its sole discretion. Section 12 CONFIDENTIALITY 12.1 Confidentiality. (a) Each Member acknowledges that during the term of this Agreement, they will have access to and become acquainted with trade secrets, proprietary information, and confidential information belonging to the Company that is not generally known to the public, including, but not limited to, information concerning business plans, financial statements, financial information of customers, personal identifying information, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists, or other business documents which the Company treats as confidential (including oral, written, electronic, or any other form or medium) (collectively, “Confidential Information”). In addition, each Member acknowledges that: (i) the Company has invested, and continues to invest, substantial time, expense, and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to competitors or made available to the public. Without limiting the applicability of any other agreement to which any Member is subject, no Member shall, directly or indirectly, disclose or use (other than solely for the purposes of such Member monitoring and analyzing their investment in the Company or performing their duties as a Manager, Officer, employee, consultant, or other service provider of the Company) at any time, including use for personal, commercial, or proprietary advantage or profit, either during their association or employment with the Company or thereafter, any Confidential Information of which such Member is or becomes aware. Each Member in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss, and theft. (b) Nothing contained in Section 12.1(a) prevents any Member from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Member; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder or (v) to other Members; provided, that in the case of clause (i), (ii), (iii), or (iv) unless prohibited by law, such Member shall notify the Company and other Members of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company and other Members) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment satisfactory to the Company, when and if available. (c) The restrictions of Section 12.1(a) do not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by a Member in violation of

Page 34 of 38 this Agreement; (ii) is or has been independently developed or conceived by such Member without use of Confidential Information; or (iii) becomes available to the receiving Member from a source other than the Company or anyone associated with the Company. Section 13 UNIT CERTIFICATES 13.1 Electronic Unit Certificates. Effective as of the Reclassification Date, any and all physical Unit Certificates will be effectively retired on the books of the Company and the Company will evidence each Member’s holdings of Units using a book entry account on the books of the Company. All Units of the Company shall be uncertificated on a go-forward basis from the Reclassification Date; however, the Board of Managers may elect, in their discretion, to issue electronic Unit certificates representing the evidence of the Units owned by each Member at the Board of Manager’s discretion. 13.2 Certificate Regulations. The Board of Managers shall have the power and authority to make such further rules and regulations not inconsistent with the statutes of the State of South Dakota as they may deem expedient concerning the issue, transfer, conversion and registration of certificates of the Company, including the appointment or designation of one or more transfer agents and one or more registrars. The Company may act as its own transfer agent and registrar. 13.3 Loss or Destruction of Certificates. In case of loss or destruction of any certificate issued before the Reclassification Date, a book entry representing such Units, or electronic certificate, in the discretion of the Board of Managers, may be issued in its place upon proof of such loss or destruction, and upon giving a satisfactory bond of indemnity to the Company in such sum as the Board of Managers may provide. 13.4 Member List. The Company shall keep at its offices a ledger of all of the Members of the Company, arranged in alphabetical order, showing the address of each Member and the number of Units registered in the name of each Member. Section 14 INDEMNIFICATION 14.1 Indemnification. The Company shall indemnify an officer, Member, Manager, former Member, a former officer or a former Manager of the Company against expenses actually and reasonably incurred by said person in connection with the defense of an action, suit or proceeding, civil or criminal, in which said person is made a party by reason of being or having been such officer, Member or Manager, except in relation to matters as to which such Person may be adjudged in the action, suit or proceeding to be liable to the Company under Section 14.2 of this Operating Agreement. 14.2 Liability of Company. To the full extent permitted by South Dakota law, no officer, Member or Manager shall be liable to the Company or its Members for monetary damages for an act or omission in such Person’s capacity as an officer, Member or Manager of the Company, except that this Section 14 does not eliminate or limit the liability of an officer, Member or Manager to the extent the officer, Member or Manager is found liable for: (a) If such Person is a Manager, a breach of the duty of loyalty to the Company or its Members; (b) an act or omission not in good faith that constitutes a breach of duty to the Company or its Members or an act or omission that involves gross negligence, intentional misconduct or a known violation of the law;

Page 35 of 38 (c) a transaction from which the officer, Member or Manager received an improper benefit whether or not the benefit resulted from an action taken within the scope of the officer’s, Member’s or Manager’s office; or (d) an act or omission for which the liability of an officer, Member or Manager is expressly provided for by applicable statute. 14.3 Prospective Amendment of Liability and Indemnity. Any repeal or amendment of this Section 14 by the Board of Managers of the Company shall be prospective only and shall not adversely affect any right of an officer, Member or Manager to indemnification, or any limitation on the liability of an officer, Member or Manager of the Company existing at the time of such repeal or amendment. 14.4 Non-Exclusive Liability and Indemnity. The provisions of this Section 14 shall not be deemed exclusive of any other rights or limitations of liability or indemnity to which an officer, Member or Manager may be entitled under any other provision of this Agreement, or pursuant to any contract or agreement, the Act or otherwise. Section 15 DISSOLUTION AND TERMINATION 15.1 Dissolution. (a) The Company shall be dissolved upon the occurrence of any of the following events (each, a “Dissolution Event”): (i) upon affirmative vote of the Members holding a majority of the Class A and Class C Units, voting as a single class; (ii) upon the entry of a decree of dissolution by a court of competent jurisdiction; or (iii) an event that makes it unlawful for all or substantially all of the business of the Company to be continued, but any cure of illegality within 90 days after notice to the Company of the event is effective retroactively to the date of such event. 15.2 Continuation. Except upon the receipt of a judicial decree as provided in Section 15.1(a)(i), no Member has the right to dissociate from the Company. The death, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause a dissolution of the Company. 15.3 Distribution of Assets Upon Dissolution. In settling accounts after dissolution, the liabilities of the Company shall be entitled to payment in the following order with any payments due to a Member hereunder being offset by any amounts owed by the Member to the Company: (a) to the expenses of the dissolution; (b) to those creditors (including to Members who are creditors to the extent permitted by the South Dakota Act) in the order of priority as provided by law; (c) to the establishment of Reserves that are determined by the Managers to be reasonably necessary for any contingent unforeseen liabilities or obligations of the Company; and (d) to the Members ratably in proportion to the credit balances in their respective capital accounts in an amount equal to the aggregate credit balances in the capital accounts after and including all allocations to the Members under Section 9, including the allocation of any income, gain or loss from the

Page 36 of 38 sale, exchange or other disposition (including a deemed sale pursuant to Section 15.5) of the Company’s assets. 15.4 Deficit Capital Account Balances. Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the capital account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money pursuant to this Agreement to all Members in proportion to their respective Ownership Percentages, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member’s capital account to zero. 15.5 Character of Liquidating Distributions. All payments made in liquidation of the Units of a Member in the Company shall be made in exchange for the Units of such Member in Property under Code Section 736(b)(1), including the interest of such Member in Company goodwill. If any assets are distributed to a Member, rather than sold, the distribution shall be treated as a distribution equal to the fair market value of the asset at the time of the liquidation. 15.6 Articles of Termination. When all debts, liabilities, and obligations have been paid and discharged or adequate provisions have been made therefore and all of the remaining property and assets have been distributed to the Members, the Articles of Termination or any other necessary or appropriate documents, as determined by the Managers, shall be executed and filed with the South Dakota Secretary of State in accordance with Section 47-34A-805 of the Act. Thereafter, the existence of the Company shall cease, except for the purpose of suits, other proceedings, and appropriate action as provided in the South Dakota Act. The Board of Managers shall thereafter be a trustee for the Members and creditors of the Company and as such shall have authority to distribute any Company property discovered after dissolution and take such other action as may be necessary on behalf of and in the name of the Company. The Board of Managers may delegate such trustee power to an individual Member or any other Person. 15.7 Winding Up. Except as provided by law, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the Capital Contribution of each Member, such Member shall have no recourse against any other Member, any Manager or the Company. Further, no Member shall be required to restore any deficit in his or her Capital Account and such deficit shall not be treated as an asset of the Company. The winding up of the affairs of the Company and the distribution of its assets shall be conducted exclusively by the Managers, or any person authorized to perform such actions by the Managers, who each are hereby authorized to take all actions necessary to accomplish such distribution, including without limitation, selling any Company assets the Managers deem necessary or appropriate to sell. Section 16 Amendments 16.1 Amendments. Any amendment to this Agreement may be proposed by any Manager or by Members holding not less than thirty percent (30%) of all Class A Units, Class B Units or Class C Units, as a single class. A proposed amendment shall become effective at such time as it has been approved by the Board of Managers in accordance with Section 6.8(iv) and the Class A Members, the Class B Members, and if applicable, the Class C Members, voting together as a single class in accordance with Section 4.2(d). Section 17 Miscellaneous Provisions

Page 37 of 38 17.1 Waiver of Action for Partition. Each Member irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to any real property of the Company. 17.2 Applicable Law/Jurisdiction. THIS AGREEMENT HAS BEEN EXECUTED IN SOUTH DAKOTA AND SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF SOUTH DAKOTA. THE MEMBERS CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF SOUTH DAKOTA AND AGREE THAT ANY ACTION ARISING OUT OF OR TO ENFORCE THIS AGREEMENT MUST BE BROUGHT AND MAINTAINED IN THE STATE OF SOUTH DAKOTA. 17.3 Captions. Paragraphs, titles, or captions in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions. 17.4 Construction. Whenever the context so requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, and the singular shall include the plural, and conversely. All references to Sections refer sections of this Agreement, and all references to Exhibits, if any, are to Exhibits attached hereto, if any, each of which is made a part hereof for all purposes. 17.5 Validity. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby. 17.6 Binding Effect. This Agreement shall inure to and bind all Members, as well as their estates, heirs, legal representatives, successors, and assigns. 17.7 Counterparts. This Agreement or any certificate, Joinder Agreement, or amendment pursuant thereto may be executed in counterparts, all of which taken together shall be deemed one original agreement and shall be binding upon all parties hereto notwithstanding that all parties are not signatory to the same counterpart. 17.8 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions. 17.9 Notice to Members of Provisions of this Agreement. By becoming a Member or being a Member, each Member acknowledges that it has actual notice of (a) all of the provisions of this Agreement, including, without limitation, the restrictions on the Transfers of Units set forth in Section 10. Each Member agrees that this Agreement constitutes adequate notice of all such provisions, and each Member waives any requirement that any further notice thereunder be given. 17.10 Voting of Interests. Any interest issued by any other legal entity which is owned or controlled by the Company may be voted at any meeting of such other entity by the Board of Managers, or their duly authorized representative. Whenever it is desirable for the Company to execute a proxy or give a consent in respect to any legal interest issued by any other entity and owned by the Company, such proxy or consent shall be executed in the name of the Company by the Managers, without any need for authorization by the Members. Any Person or Persons designated in the manner above stated as the proxy

Page 38 of 38 or proxies of the Company shall have full right, power, and authority to vote the legal interest issued by such other entity and owned by the Company the same as if such legal interest might be voted by the Company. 17.11 Notices; Electronic Transmission. All notices under this Agreement shall be in writing and shall be effective by electronic transmission, personal delivery, or by registered or certified mail, postage prepaid, addressed to the last known address of the party to whom such notice is to be given. “Electronic transmission,” “electronically transmitted,” “electronically delivered” and similar terms shall mean any process of communication not directly involving the physical transfer of paper that is suitable for the retention, retrieval, and reproduction of information by the recipient, including email. Notice by electronic transmission is written notice. Notices and written consents may be given by electronic transmission. Each written consent given by electronic transmission shall contain an electronic signature of the person giving such written consent. 17.12 Effect of Waiver of Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run. 17.13 Conflicting Provisions. To the extent that one or more provisions of this Agreement appear to be in conflict with one another, then the Board of Managers shall have the right to choose which of the conflicting provisions are to be enforced. Wide latitude is given to the Board of Managers in interpreting the provisions of this Agreement to accomplish the purposes and objectives of the Company, and the Board of Managers may apply this Agreement in such a manner as to be in the best interest of the Company, in its sole discretion, even if such interpretation or choice of conflicting provisions to enforce is detrimental to one or more Members. 17.14 Waiver of Notice. Whenever any notice is required to be given pursuant to the provisions of the Act, the Certificate of Organization of the Company, or this Agreement, a waiver thereof, in writing, signed by the Person or entity entitled to such notice, whether before or after the time stated therein, is deemed equivalent to the giving of such notice. 17.15 Acknowledgement. The parties acknowledge and agree that: (i) the law firm of BrownWinick has drafted this Agreement as counsel for the Company; (ii) the Members are hereby advised that they may wish and should seek the advice of independent legal counsel to represent and protect their individual interests prior to and in connection with the execution of this Agreement and (iii) the Members have carefully reviewed this Agreement and are executing the same with full knowledge of its legal significance and effect.

LAKE AREA CORN PROCESSORS, LLC CERTIFICATE OF CHAIRMAN OF THE BOARD I hereby certify that: I am the duly elected and acting Chairman of the Board of Managers of Lake Area Corn Processors, LLC, a South Dakota limited liability company (the “Company”); and Attached hereto is a complete and accurate copy of the Fourth Amended and Restated Operating Agreement of the Company as duly adopted by the members of the Company at the Special Meeting of the Company held on October 22, 2024. Said Fourth Amended and Restated Operating Agreement shall be in effect starting on October 23, 2024 until its amendment or replacement and shall revoke and replace all previous iterations of the Operating Agreement of the Company. This Certificate may be executed via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and will be deemed to have been duly and validly delivered and be valid and effective for all purposes. Signed on October 22, 2024. /s/ Todd Brown Todd Brown Chairman of the Board of Mangers

[Form of Joinder Agreement] FORM OF JOINDER AGREEMENT ADDENDUM TO THE FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF LAKE AREA CORN PROCESSORS, LLC As a condition to becoming a Member in Lake Area Corn Processors, LLC, I (the undersigned individual or entity) hereby represent and warrant that I have received a copy of the Fourth Amended and Restated Operating Agreement of Lake Area Corn Processors, LLC dated effective October 23, 2024 and, if applicable, any amendments and modifications thereto (the “Operating Agreement”). I acknowledge and agree that I am subject to and must comply with the Operating Agreement in all respects as if I had executed it on the Effective Date. Further, I acknowledge and agree I will be bound by the provisions Operating Agreement from and after the date that I execute this addendum. I further represent and warrant that the representations and warranties required of all Members in the Operating Agreement are true and correct with respect to my person. Dated: _____________________, 20______. Individuals: Entities: Name of Individual Member (Please Print) Name of Entity (Please Print) Signature of Individual Print Name and Title of Officer Name of Joint Individual Member (Please Print) Signature of Officer Signature of Joint Individual Member Agreed and Accepted on Behalf of the Company and its Members: Lake Area Corn Processors, LLC By: Its: